 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2021

IVERIC bio, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Penn Plaza, Suite 2372
New York, NY 10001
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (212) 845-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ISEE	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.  Results of Operations and Financial Condition.

On May 5, 2021, IVERIC bio, Inc. (the "Company") announced its financial results for the three months ended March 31, 2021.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 9.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2021, Dr. Pravin U. Dugel, M.D., who previously served as our Executive Vice President, Chief Strategy and Business Officer since April 1, 2020, was promoted to President of the Company. The Company's previous President, Glenn P. Sblendorio, remains the Company's chief executive officer and is no longer serving as President as of May 1, 2021.

Dr. Dugel's biographical information is set forth in the Company's definitive proxy statement for the 2021 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 7, 2021, and such biographical information is incorporated by reference herein.

In connection with this promotion, Dr. Dugel will receive, effective May 1, 2021, annual cash base salary of $530,000. The Company's compensation and talent strategy committee approved an increase, effective starting in 2021, in Dr. Dugel's target percentage for short-term cash incentive compensation from 45% to 50% of his base salary. In addition, on May 3, 2021, Dr. Dugel was granted (a) an option to purchase 35,000 shares of the Company's common stock at a per share exercise price of $7.17, which was the closing price of the Company's common stock on May 3, 2021, and (b) 17,250 restricted stock units of the Company's common stock, in each case in accordance with and subject to the terms of the Company's 2013 Stock Incentive Plan.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release dated May 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVERIC bio, Inc.

Date: May 5, 2021	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

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